                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                     Date of Report:       October 22, 2001

                                MFIC Corporation
             (Exact name of Registrant as specified in its charter)

                 Delaware                                     0-11625                                  04-2793022
-------------------------------------------       ---------------------------------          --------------------------------
     (State or other jurisdiction of                     (Commission File No.)                          (IRS Employer
             incorporation:                                                                     Identification Number)

30 Ossipee Road, P.O. Box 9101 Newton, Massachusetts                                                02464-9101
--------------------------------------------------------------------------------------------------- -------------------------
(Address of principal executive offices)                                                            (Zip Code)


Registrant's telephone number, including area code:                                                 617-969-5452
                                                                                                    -------------------------



Item 4.    Changes in Registrant's Certifying Accountant.

         On October 22, 2001, the Registrant dismissed Deloitte & Touche LLP ("Deloitte & Touche") as the Registrant's independent auditor. Such decision has been approved by the Registrant's Board of Directors and Audit Committee.

Deloitte & Touche's reports on the financial statements for the Registrant's two most recent fiscal years ended December 31, 2000 and December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Registrant and Deloitte & Touche during the 1999 and 2000 fiscal years and the subsequent interim periods on any matters of accounting principles or practices, financial statements disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreements in connection with its reports. In addition, there were no "reportable events," as such term is defined in Item 304 (a) (1) (v) of Regulation S-K, during the 1999 and 2000 fiscal years and the subsequent interim periods.

On October 22, 2001, the Registrant engaged Brown & Brown, LLP ("Brown & Brown") as its new independent accountants for the Registrant's fiscal year ending December 31, 2001. During the 1999 and 2000 fiscal years and the subsequent interim periods, the Registrant did not consult with Brown & Brown on items which involved (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) the subject matter of a disagreement or "reportable event."

Attached hereto as EXHIBIT 99.1 is a letter from Deloitte & Touche confirming that such firm agrees with the statements herein that relate to Deloitte & Touche.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits
                  --------------------------------------------------------------

Exhibit 99.1      Letter to Securities and Exchange Commission from Deloitte &
                  Touche

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

Dated:  October 22, 2001       MFIC Corporation (Registrant)
                           By: /s/ Irwin J. Gruverman
                               Chairman, CEO, Treasurer & Secretary